ABERDEEN FUNDS

Aberdeen Emerging Markets Fund

Supplement to the Aberdeen Funds Prospectus and Statement of Additional Information dated February 27, 2012, as supplemented to date.

The following information supplements the information in the Aberdeen Funds Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting the Aberdeen Emerging Markets Fund. You should read it carefully.

The reorganization (the “Reorganization”) of the Aberdeen Emerging Markets Fund (the “Acquired Fund”) into the Aberdeen Emerging Markets Institutional Fund (the “Acquiring Fund”), as previously announced, is scheduled to occur on or about the close of business May 18, 2012. Acquired Fund and Acquiring Fund shareholders will receive an updated summary prospectus for the Acquiring Fund after the closing of the Reorganization.

THIS SUPPLEMENT IS DATED MARCH 16, 2012

Please keep this Supplement for future reference